Exhibit 99.2
December 15, 2008 Acquisition of American Bancorp of New Jersey, Inc. (ABNJ) Investor Presentation

Forward Looking Statements Certain statements contained herein are "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward looking statements may be identified by reference to a future period or periods, or by the use of forward looking terminology, such as "may," "will," "believe," "expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward looking statements are subject to numerous risks, as described in our SEC filings, and uncertainties, including, but not limited to, those related to the real estate and economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions, which may be made to any forward looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 1

Summary of Significant Terms Purchase Price per Share: $12.50 Transaction Value: $140.3 million Consideration: 70% stock / 30% cash Exchange Ratio: 1 Fixed at 0.9218 ISBC shares for each ABNJ share Transaction Structure: Tax-free exchange with election mechanism Estimated Cost Savings: 45% of ABNJ's operating expenses Estimated Merger Charges: $8.5 million pre-tax Revenue Enhancements: None assumed 1 Exchange ratio calculated as if 100% stock elected 2

Summary of Significant Terms (cont'd) Due Diligence: Complete Board Representation: Jim Ward, Vice Chairman of ABNJ, to join ISBC board of directors Walk-Away: Limited price-based double trigger walk-away, subject to top-up right Termination Fee: $5.6 million (4.0% of transaction value) Required Approvals: ABNJ shareholders Customary regulatory approvals Expected Closing: Quarter ending June 30, 2009 3

Transaction Rationale Adds Franchise Value ABNJ is a healthy, well capitalized community bank Expansion into attractive, adjacent markets Obtain 7.2% deposit market share (#8 market position) in densely populated Essex County Significant Cost Savings Opportunity Compelling Transaction Economics ABNJ efficiency ratio of 85.5% for FY 2008 Cost savings estimated at 45% of ABNJ operating expenses Approximately 40% of total cost savings attributable to the elimination of ABNJ executive incentive and deferred compensation plans Accretive to GAAP and cash EPS Double digit IRR Minimal tangible book value dilution (fully converted) Dilution earn back estimated in 18 months Strong Asset Quality ABNJ had NPLs to Loans of 0.24% Negligible net charge-offs with reserves to NPLs of 267% Source: SNL Financial. Financial data as of September 30, 2008. Market share as of June 30, 2008 Effective Use Of Capital Consistent with stated capital deployment plan Share buybacks Organic growth Disciplined acquisitions Strong pro forma tangible common equity ratio of 11%, maintains financial flexibility for share repurchases 4

Transaction Rationale (cont'd) Manageable Execution Risk ABNJ's assets equate to less than 10% of ISBC's asset base Straightforward, transparent operations and clean balance sheet Significant overlap in operating systems No branch closings anticipated Leverages experience gained in successful Summit Federal Bankshares integration Enhances Commercial Capabilities Improves Funding Mix Complements transition to a more bank-like business mix 28% of ABNJ loan portfolio is commercial / CRE Adds $448mm of total deposits 43% non-time vs. ISBC non-time percentage of 27% ABNJ average cost of deposits at 3.03% vs. ISBC average wholesale borrowing rate of 3.92% 5

Transaction Multiples 1 Transactions in the Mid-Atlantic or New England regions of the U.S. since January 1, 2007 and deal value between $50mm and $500mm 2 Transactions announced since January 1, 2005 in which seller was a New Jersey depository and deal value was between $50mm and $500mm 3 Core deposits defined as total deposits less jumbo CDs ISBC / ABNJ Northeast Deals 1 Since July 2007 NJ Deals 2 Since Jan. 2005 Premium / Deposits: 11.0% 12.3% 14.4% Premium / Core Deposits: 3 14.1% 14.4% 15.8% Price / Book Value: 1.49x 1.64x 2.18x Price / Tangible Book Value: 1.49x 2.00x 2.26x 6

ABNJ Overview Attractive Community Banking Franchise Loan Portfolio Deposit Composition Traditional thrift transitioning to more bank-like business mix Operates 5 branches; 4 in Essex County and 1 in Passaic County #2 market position in Bloomfield and #1 in Cedar Grove $622mm in assets Total Loans: $482mm Total Deposits: $448mm 1-4 Family (58%) CRE & Multi-Family (26%) Home Equity (4%) Construction & Dev. (10%) C&I and Other (2%) Checking (24%) Savings & MM (19%) Certificates of Deposits (57%) Source: SNL Financial. Financial data as of September 30, 2008. Market share as of June 30, 2008 7

Branch Map ABNJ ISBC Source: SNL Financial Pro forma, ISBC will operate 57 branches with $4.4 billion in deposits in northern and central New Jersey 8

Strong Asset Quality ($ in millions) Quarter Ended 9/30/08 NPLs: $1.2 NPAs: 1.2 NPLs / Gross Loans: 0.24% NPAs / Assets: 0.18% Reserves / NPLs: 267% NCOs / Average Loans: 0.00% Source: SNL Financial 1 Calendar year end data used for 2005, 2006 and 2007 2 Peer Index includes public banks and thrifts with total assets between $250 - $1,000 million Nonperforming Loans / Loans 1 Reserves / Nonperforming Loans 1 Peer Index 2 Peer Index 2 ABNJ ABNJ 9

Anticipated Cost Savings Note: $'s in thousands 1 Total fully phased in cost savings as a percentage of ABNJ's total non-interest expense base Sources of Cost Saves Projected Fully Phase-In Salaries and Benefits $4,591 Facilities & Equipment 475 Legal & Professional Fees 293 Data & Item Processing 207 Other 336 Total Cost Saves (Pre-Tax) $5,902 Total Cost Saves (After-Tax) $3,541 Percent of ABNJ's Expense Base1 45% 10

Pro Forma Impact - Assumptions ABNJ earnings based on ABNJ management projections as adjusted by ISBC, grown at 8% thereafter ISBC earnings based on median Wall Street consensus estimates for 2009 and 2010, grown at 8% thereafter Cost savings estimated at 45% of ABNJ's operating expenses, phased in 100% in fiscal 2010 Restructuring charge of $8.5 million pre-tax Net pre-tax mark-to-market adjustment of $8.0 million Assumes 4.0% opportunity cost of cash Core deposit intangibles assumed to be 3.0% of ABNJ's non-time deposits, amortized sum of years digits over 10 years Anticipated closing in quarter ending June 30, 2009 11

Pro Forma Financial Impact Accretive to both GAAP and cash EPS Fiscal Year Ended June 30, 2010 2011 GAAP Accretion 4.4% 4.8% Cash Accretion 5.8 5.9 Fully converted tangible book value dilution of approximately 4% with earn back within 18 months Double-digit internal rate of return Estimated pro forma tangible common equity ratio of 11% 12

Summary Attractive franchise in adjacent markets Accretive to GAAP and cash EPS with a double digit internal rate of return Minimal tangible book value dilution (fully converted), with estimated earn back in 18 months Strong credit quality Good cultural fit Low execution risk 13

Appendix

County Market Share Detail Source: SNL Financial. Note: Deposit market share as of June 30, 3008 Passaic County Essex County 14

Attractive Funding Base 15 Source: SNL Financial Note: Financial data as of or for the quarter ended September 30, 2008

Loan Mix 16 Source: SNL Financial Note: Financial data as of or for the quarter ended September 30, 2008